CORPORATE OVERVIEW June 1, 2021 Exhibit 99.1

SAFE HARBOR & OTHER CAUTIONARY NOTES This presentation has been prepared by Power Solutions International, Inc. (PSI) for investors/other parties, solely for informational purposes. The information contained in this presentation does not purport to be all-inclusive or to contain all of the information a prospective or existing investor, or other party may desire. All of the financial information and other information regarding PSI contained in this presentation (including any oral statements transmitted to the recipients of this presentation) is qualified in its entirety by PSI’s filings with the Securities and Exchange Commission (SEC), including the financial statements and other financial disclosure contained in those filings. PSI makes no representation or warranty as to the accuracy or completeness of the information contained in this presentation (including any oral statements transmitted to the recipients of this presentation). This presentation (including any oral statements transmitted to the recipients of this presentation) contains forward-looking statements regarding the current expectations of the Company about its prospects and opportunities.  These forward-looking statements are entitled to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify these forward-looking statements by using words such as “anticipate,” “believe,” “budgeted,” “contemplate,” “estimate,” “expect,” “forecast,” “guidance,” “may,” “outlook,” “plan,” “projection,” “should,” “target,” “will,” “would,” or similar expressions, but these words are not the exclusive means for identifying such statements. These statements are subject to a number of risks, uncertainties, and assumptions that may cause actual results, performance or achievements to be materially different from those expressed in, or implied by, such statements.   The Company cautions that the risks, uncertainties and other factors that could cause its actual results to differ materially from those expressed in, or implied by, the forward-looking statements, include, without limitation: the impact of the ongoing COVID-19 pandemic could have on the Company’s business and financial results; the Company’s ability to continue as a going concern; the Company’s ability to raise additional capital when needed and its liquidity; uncertainties around the Company’s ability to meet funding conditions under its financing arrangements and access to capital thereunder; the potential acceleration of the maturity at any time of the loans under the Company’s uncommitted senior secured revolving credit facility through the exercise by Standard Chartered Bank of its demand right; the timing of completion of steps to address, and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks related to complying with the terms and conditions of the settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Northern District of Illinois (the “USAO”); variances in non-recurring expenses; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the internal control matters; the Company’s obligations to indemnify past and present directors and officers and certain current and former employees with respect to the investigations conducted by the SEC and the criminal division of the USAO, which will be funded by the Company with its existing cash resources due to the exhaustion of its historical primary directors’ and officers’ insurance coverage; the ability of the Company to accurately forecast sales, and the extent to which sales result in recorded revenues; changes in customer demand for the Company’s products; volatility in oil and gas prices; the impact of U.S. tariffs on imports from China on the Company’s supply chain; the impact of increasing warranty costs and the Company’s ability to mitigate such costs; any delays and challenges in recruiting key employees consistent with the Company’s plans; any negative impacts from delisting of the Company’s common stock par value $0.001 from the NASDAQ Stock Market and any delays and challenges in obtaining a re-listing on a stock exchange; and the risks and uncertainties described in reports filed by the Company with the SEC, including without limitation its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s subsequent filings with the SEC. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

ABOUT PSI

“ PSI’s MISSION: Solving Power Challenges of Global Equipment Manufacturers Through High-Quality, Innovative Products

POWERING LEADING EQUIPMENT MANUFACTURERS GLOBALLY

OVERVIEW Approximately 800 Employees Leading Worldwide Manufacturer of Engines Produced 1,000,000 engines historically Wide range of engines: 27 different displacements ranging from 1L to 53L Approximately 1,000,000 sq. ft. manufacturing footprint, with headquarters in Wood Dale, IL Significant clean, alt. fuel product offerings: Approximately 63% of engines sold in 2020 were propane or natural gas OTC Pink: PSIX Founded in 1985 Public listing in 2011 2020 SALES End Market Geography SALES $ in millions

ADVANCED FACILITIES PSI Corp. HQ & Engine Dress Facility 201 Mittel Dr. Wood Dale, IL 261,000 sq. ft. Dedicated R&D & Engineering Facility Automotive Grade High-Volume Production Lines State-of-the-Art Machining Center In-house EPA & CARB certified test cell operation Approximately 1,000,000 sq. ft. PSI Machining & Engine Build Facility 101 Mittel Dr. Wood Dale, IL 105,000 sq. ft. PSI R+D, Engineering & HD Assembly Facility 1465 Hamilton Pkwy. Itasca, IL 198,000 sq. ft. PSI Electrical Engineering Facility 5600 Williams Lake Road Waterford Township, MI 15,000 sq. ft. PSI Energy Packaging Facility 448 W. Madison St. Darien, WI 200,000 sq. ft. PSI Engine Development Center 7850 S. Grant St. Burr Ridge, IL 22,400 sq. ft. PSI Materials & Warehousing 6450 Muirfield Dr. Hanover Park, IL 160,400 sq. ft.

TECHNOLOGIES & TALENT Leading Talent Advanced Engineering Disciplines Industry-Leading Application Knowledge Strategic Partnerships Approximately 800 Employees Innovative Technologies PSI Proprietary Controls Certified, Low-Emission Solutions (EPA, CARB Certifications) Fuel-Flexible Systems: Natural Gas, Propane, Gasoline, Diesel

MANUFACTURING & ENGINE CAPABILITIES Complete Range APPLICATION ENGINEERING & INTEGRATION TESTING & VALIDATION CALIBRATION & EMISSIONS ENGINE DESIGN & ENGINEERING MATERIAL OPTIMIZATION & SIMULATION SPECIALIZED MACHINING ADVANCED MANUFACTURING POWERTRAIN ASSEMBLY & KITTING COMPLETE ENGINE SIMULATION COOLING PACKAGE DEVELOPMENT TURBO & FUEL SYSTEMS ELECTRONICS, SOFTWARE & CONTROLS

# EXPANSIVE PRODUCT LINE

## Powering Global Transportation, Energy & Industrial OEMs

### TRANSPORTATION



**Engine Displacements**
6.0L, 8.8L

**Fuel Types**
Propane, Natural Gas, Gasoline

**Integration**
Transmissions & Tanks

**Horsepower Range**
293 hp – 345 hp

**Torque Range**
317 lb-ft – 565 lb-ft

### ENERGY



**Engine Displacements**
Ranging from 2.0L to 53L

**Fuel Types**
Propane, Natural Gas, Wellhead Gas, Diesel

**Electrical Power Range**
20 kWe – 1650 kWe

**Mechanical Power Range**
26 kWm – 1850 kWm

### INDUSTRIAL



**Engine Displacements**
Ranging from 1.0L to 13L

**Fuel Types**
Propane, Natural Gas, Gasoline, Diesel

**Horsepower Range**
28 hp –245 hp

**Torque Range**
43 lb-ft – 503 lb-ft

**Mechanical Power Range**
19 kWm –1850 kWm

### TECHNOLOGY

mastertrak® ADVANCED TELEMATICS SOLUTIONS

PULSE CONTROLS & FUEL SYSTEMS

AUTO CLUTCH Industrial Spring Loaded PTO

WEICHAI NEW ENERGY PRODUCT ACCESS

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PSI/WEICHAI RELATIONSHIP Weichai Power Background Based in China; Global footprint Leading automotive and equipment manufacturer specializing in the production of powertrains, automobiles, intelligent logistics, automotive parts and components Weichai Power Co., Ltd. is publicly listed on the Hong Kong and Shenzhen Stock Exchanges Market capitalization of approximately $23 billion FY 2020 sales and net profit of $30.6 billion and $1.7 billion, respectively *Weichai Power financial statistics based on RMB/USD conversion as of 5/13/21 using xe.com. Weichai Investment in PSI Weichai America (subsidiary of Weichai Power Co., Ltd.) investment of $60 million of equity in PSI on 3/31/17 Warrant exercise on 4/23/19 for approximate proceeds of $1.6 million Holds 51% of PSI’s common shares Holds 4 of 7 board seats, including the Chairman position

# PSI & WEICHAI HISTORY & MILESTONES

WEICHAI

PSI POWER SOLUTIONS INTERNATIONAL

**WEICHAI**

- **1946** – Originally Established in Weihai City
- **1953** – Weifang Diesel Engine Factory Established
- **1984** – Introduced the Heavy-duty engine
- **2004** – Weichai Power listed in Hong Kong
- **2007** – Weichai Power listed in Shenzhen stock market
- **2009** – M&A Baudouin in France & Establishing Shandong Heavy Industry Group
- **2012** – M&A of Ferretti Group, KION Group and Linde Hydraulic
- **2016** – Strategic collaboration with DEMATIC

**PSI POWER SOLUTIONS INTERNATIONAL**

- **1985** – Formation of Power Great Lakes, Inc.
- **1996** – Power Solutions Inc. (PSI) established as global distributor of GM industrial engines – Gas Product scope
- **2011** – PSI goes public. PSIX launched as an APO. PSIX is sold over the counter
- **2014** – Acquisition of 3PI
- **2015** – Acquisition of Buck's Engines, PowerTrain Integration and Bi-Phase

**Strategic collaboration between PSI & Weichai**

**2017**

- **2018** – Weichai Power equity investment in Ballard Power; Strategic collaboration with Ceres Power (fuel cells)
- **2018** – PSI acquires its Engine Development Center in Burr Ridge, IL; Certifies 32-liter and 40-liter natural gas engines with EPA
- **2019** – 53-liter natural gas engine certified with EPA; 20-liter, 40-liter, 53-liter diesel engines receive EPA certification for emergency standby

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Major Facility Snapshot: Shanghai – Engine Machining and R&D Weifang – High-Speed Engine & Vehicle Machining and R&D Chongqing – Medium/ High-Speed Engine & MVP R&D Xi’an – HD Truck & HD Transmission Box R&D Wiesbaden, Germany – Forklift & Hydraulics R&D Forli, Italy – Luxury Yachts R&D Marseilles, France – Marine Engine R&D Chicago, IL – Natural Gas Technology R&D Yangzhou – Bus & Low-Power Engine R&D EXPANDED GLOBAL BUSINESS FOOTPRINT Weichai has operations in 55 Countries with 500 Authorized Service Centers Worldwide

PRODUCT SYNERGIES Our collective product portfolio offers the most competitive and complete power solution range available across all applications Transportation Weichai has a large market share in Asia, for which it develops and manufactures thousands of commercial vehicle engines annually Access to electric propulsion solutions planned Industrial Electrified power solutions planned for off highway OEM partners Full range of lithium-ion battery solutions planned for 2022 Weichai Cost Reduction Opportunities Manufacturing and global supply chain opportunities Energy/Power Generation Further enabling our OEM partners with a full product line from 2.4L through 53L in various fuel options 32L, 40L, and 53L Standby, LTP and Prime ratings up to 1250 kW (Natural Gas and LPG) 20L, 40L, and 53L EPA emergency standby up to 1650 kW (Diesel) 4.5L, 6.7L, 10L, 13L, 17L, and 20L NG engines for standby, prime and industrial/gas compression markets Longer-range plans for 65L - North America (Gas) PSI battery energy storage systems (BESS) planned for 2022 and beyond to accompany complimentary OEM products

PRODUCT SYNERGIES – WEICHAI NEW ENERGY PRODUCT ACCESS Construction Truck、Refrigerator truck、48V LDT Bus, Cargo truck, tractor, off-road, Distributed generation Bus, Cargo truck, Forklift Powertrain Components Motor Motor Controller VCU FC Stack System FC Engine EV HEV Traction Battery System Storage System SOFC System PEMFC System DC/DC Drive System Base Parts Bipolar Plate Membrane Electrode

PRODUCT SYNERGIES –NEW ENERGY Source: Wood Mackenzie. “Global Energy Storage Capacity to Grow at CAGR of 31% to 2030.”  Exploring opportunities within energy storage, fuel cell and electrification with Weichai, who has invested in technology New energy solutions is an emerging opportunity for PSI Currently work with customers who are interested in energy storage and industrial electrification PSI’s current OEM partners access battery energy storage systems PSI has strong integration expertise across wide range of industrial and power generation OEM’s Energy storage systems (ESS) global market CAGR of 31% through 2030 with the US as the largest market worldwide Investment driven by: Current administration government proposals Carbon-free transition Power plant retirements Wind and solar growth Grid market modernization (FERC Order 841, etc.)

ENERGY Powering the Future

ENERGY MARKETS & CUSTOMERS Our Customers/End Users Markets Oil & Gas Telecommunications Data Centers Medical Office & Commercial Utility & Water Treatment Growth opportunities across various markets driven by: aged electric grid, power outage activity, growth of intermittent sources of energy, utility curtailment incentives, increased regulations in healthcare facilities, increased growth rate of natural gas installations compared to diesel, and datacenter electrical usage growth

# APPLICATION/MARKET GROWTH OPPORTUNITIES

The growth of intermittent sources of energy, such as wind and solar, is driving increased demand for generators, microgrids and demand response equipment

## Demand Response

- Global demand response capacity is expected to grow from nearly 39 GW in 2016 to 144 GW in 2025.

## Microgrids

- The global microgrid market was worth $29 billion in 2020. The market is further projected to reach $47 Billion by 2025, at a CAGR of over 10% during 2020-2025.

| STANDBY / EMERGENCY | MICROGRIDS | DEMAND RESPONSE / PEAK SHAVING | OIL & GAS POWER COMPRESSION |
|---|---|---|---|
| | *Prime/Continuous Operation - Main Source of Power, Designed to Run Continuously or Extended Periods of Time* | | |
| Back up power when utility electricity is unavailable | A scaled electrical grid that can work on or off utility grid | Economically driven use of an alternative electrical source other than the utility grid | Compression technologies are at the heart of many critical processes in the oil, gas and power industries |

## Diesel Generator Market Size

- The global diesel generator market is projected to reach $30 billion by 2027, expanding at a growth rate of 8% from 2020-2027

Sources: MarketsandMarkets™ INC., Grandview Research, Navigant Research, technavio

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NATURAL GAS ENERGY MARKET Sources: Diesel Progress September 2020; Forbes – December 6, 2019; Research Nester; GE Reports (12/5/18); EIA.gov (4/5/2019) Natural Gas Energy Market Dynamics Cleaner than diesel; Not subject to the transportation limitations that diesel has during times of extreme weather Global natural gas generator market totaled $4.6 billion in 2016 and is expected to increase to $8.5 billion by the end of 2024. More than 1,500 GW of new gas-fired generation capacity is expected to be added to global power networks by 2040. By 2040 installed electric capacity across the world is expected to reach 12,480 GW – 22 percent of which will be supplied by natural gas, the most of any single fuel source. Abundant and reliable supply. Natural gas gensets are gaining market share versus diesel

POWER GENERATION OPPORTUNITY TODAY & FUTURE Weichai Gas & Diesel Engine Platforms Open Power Generation Market Significantly * Power generation market opportunity projections are based on internal estimates and data from Power Systems Research 2018 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-22L ESTIMATED 2023 PSI POWER GEN ADDRESSABLE MARKET NG Engines 2.4L-65L, Diesel Engines 10L-65L $3B-$4B Market Opportunity <$1B Market Opportunity

TRANSPORTATION Powering the Road Ahead

PSI TRANSPORTATION MARKETS & CUSTOMERS Propane & Gasoline EUROVAN & TRANSIT CHASSIS & OEM UTILITY RV RECENT EXPERIENCE FUTURE OPPORTUNITIES

SCHOOL BUS MARKET Recent History of Gasoline & Propane Growth, Industry-Leading Customers, Significant Engine Market Opportunity Sources: School Bus Fleet (Fact Book 2021); Blue Bird investor presentation January 2019; School Bus Fleet (7/25/16), Icbus.com; Blue Bird press release on 12/11/19; Internal Estimates Total Units By Class 2020: 36,204 “C” & “D” Units 2020: 29,004 “C” 25,980 “A” 7,200 “D” 3,024 THOMAS IC BUS BLUE BIRD 2015 Trends and Future Outlook Diesel 92% Alt. Fuels 8% Diesel 60-65% Alt. Fuels/ Gasoline 35-40% PSI Customers NORTH AMERICA (SCHOOL BUS MARKET) Bus Sales (units) & Market Share PSI is the Exclusive Supplier of Propane and Gasoline Engines to IC Bus and Provides Propane Engine Option to Thomas Built Buses NOISE. Propane & gasoline vehicles are noticeably quieter than diesel. COST. Very competitive total cost of ownership versus diesel. Easier and less costly to maintain. ENVIRONMENT. Propane vehicles can reduce lifecycle GHG emissions by nearly 13%. INCENTIVES. VW Mitigation Funds. SCHOOL BUS MARKET Alt. fuels continue to gain market share versus diesel; Blue Bird at 48% alt. fuel mix in FY20

# FILLING THE GAP


6.0L

8.8L

| <2L Engines | AUTOMOTIVE ENGINE GAP | | +10L Engines |
|---|---|---|---|
| Class 1 – 2 Passenger Vehicles | Class 2 – 4 Light Duty Truck & Bus | Class 4- 7 Medium Duty Truck & Bus | Class 8 Heavy Duty Truck & Bus |

**AUTOMOTIVE ENGINE DOWNSIZE OR ELIMINATION DUE TO HYBRIDIZATION OR ELECTRIFICATION**

- Major Automotive OEMs including General Motors, Ford, Mitsubishi and others are moving into electrification and hybridization, which eliminates completely, or utilizes, smaller combustion engines. Emission regulations like the current standard, the Corporate Average Fuel (CAFÉ) standard, for passenger cars and light trucks are expected to increase to 40.3 to 41.0 MPG by model year 2021, and Greenhouse Gas emission (GHG) will require 163 grams/mile of CO2 in model year 2025. (Source: Transportation.gov)
- Newer automotive engines utilize lighter aluminum block, direct injection technologies that are not nearly as commercially viable as current engines and lack the power required for certain applications. This shift leaves a potential gap in the market of 80,000 to 100,000 engines annually.
- The transportation market offers large volume opportunities given annual sales within various markets: N.A. school bus market (36,204), Class 5-7 Truck (224,000), China small bus market (340,156) and China medium duty truck (177,772)
- PSI's mature product line that includes 6.0L and 8.8L engines can address portions of the transportation, energy and industrial product markets that require these engines since they will no longer be served by the major OEMs

*Source: School Bus Fleet (Fact Book 2021), CAAM/PiperJaffray (9/24/19), KeyBank Research, (4/20/21), internal estimates*

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INDUSTRIAL Powering Productivity

INDUSTRIAL MARKETS & CUSTOMERS OIL & GAS COMPRESSION/ OIL LIFTS FORKLIFT AERIAL WORK PLATFORM ARBOR CARE UTILITY VEHICLE SWEEPERS /SCRUBBER ICE RESURFACING OTHER INDUSTRIAL Expanded OEM pipeline across various markets (UTV, commercial mowers, chippers, telehandlers, commercial cleaning)

INDUSTRIAL MARKET OPPORTUNITY 28 Industrial market presents significant unit volume opportunities for growth Diesel (compression ignition) to spark ignition transition trend Ability to seek battery electric opportunities as the markets progresses Source: 2019 Power System Research Data, PSI Internal Market Analysis Industrial Combustion Engine Applications Under 300hp

FINANCIAL UPDATE CORPORATE UPDATE BUSINESS OBJECTIVES

CAPITAL STRUCTURE OVERVIEW *Based on 22,892,413 shares outstanding as of 4/19/21 and information contained in the Company’s 10K/A filed on 4/30/21 Debt & Cash Highlights $130 Million (M) uncommitted senior secured revolving credit facility pursuant to amended and restated uncommitted revolving credit agreement (Amended and Restated Uncommitted Revolving Credit Agreement) with Standard Chartered Bank (SC) entered into on 3/26/21 Maturity is the earlier of 3/25/22 or the demand of SC LIBOR + 2.70% per annum or Base Rate (as defined in the Credit Agreement) At 3/31/21 borrowings of $130M; total debt of $131M; Cash of $23M Amounts above reflect net positive cash impact from customer prepayments of approximately $6M In connection with the Amended and Restated Uncommitted Revolving Credit Agreement, also entered into Amended/Restated Shareholder’s Loan Agreement with Weichai America Provides PSI with a $130M secured subordinated loan facility that expires on 4/25/22 Under the First Amended and Restated Shareholder’s Loan Agreement, Weichai America is obligated to advance funds solely for purposes of repaying outstanding borrowings under the Amended and Restated Uncommitted Revolving Credit Agreement if the Company is unable to repay such borrowings PSI continues to work with its strategic partner and majority stockholder, Weichai, to explore longer term financing options with its current and other lenders.

Q1 2021 FINANCIAL RESULTS GROSS MARGIN Q1 2021 sales reflects declines across energy (-$24.9m) and industrial (-$2.8m) end markets, partly offset by higher transportation end market sales (+$22.8m) Q1 2021 gross profit declined by $10.6m; gross margin down 9.8 percentage points Gross margin impacted by higher warranty expenses largely within the transportation end market, material cost increases, unfavorable product mix and the impact of lower volume, partly mitigated by cost savings driven by reductions in the production facility workforce and other actions to improve manufacturing operations. Warranty costs were $6.8 million in 2021 period versus $1.7 million in 2020 Loss before income taxes of $17.8 million, as compared to a loss of $4.8 million last year In addition to gross profit impact, higher operating expenses and interest expense of $1.3m and $0.9m, respectively, impacted results SALES $ in millions

2021 OUTLOOK 2021 Outlook Expect sales for the full year of 2021 to be at least 15 percent above 2020 levels Anticipated growth across all end markets (Energy, Industrial and Transportation) Growth is projected to occur in the second, third and fourth quarters of 2021, as compared to the corresponding 2020 quarters  Profitability expected to improve during 2021 on a year-over-year basis Notwithstanding this positive outlook, which is being driven in part by expectations for improved economic conditions within the United States and across various of the Company’s markets, the Company cautions that significant uncertainty still remains as a result of the ongoing COVID-19 pandemic.

CORPORATE UPDATE PSI is current with its SEC filings Numerous changes and improvements have been made across the organization since 2017 New management team and key hires: CEO; CFO; Chief Technical Officer; Chief Quality Officer; VP, Internal Audit; Director of Financial Reporting; Director of Accounting 6 of 7 new board members, including appointment of new chairman of the board and a new audit committee (Weichai has 4 designees) Updated policies and ongoing overhaul and enhancement of internal controls and operational systems to improve the reliability of financial reporting Settlements with the USAO and SEC announced on 9/24/20 Resolves agencies’ previously disclosed investigations into the Company’s past revenue recognition practices; Investigations into the Company on behalf of the USAO and SEC have concluded PSI is committed to full remediation of its internal controls and continuing to enhance its corporate compliance program; Company obtained extension until 3/31/22 to remediate outstanding material weaknesses Expansion of business pipeline Focused on driving long-term growth through new OEM opportunities in all end markets

Streamlining of Business Processes Review and identify cost reductions throughout the organization Enhanced controls and monitors across major spend areas Warranty Expense Mitigation Efforts Created Chief Quality Officer position to provide additional attention and focus Developing reimbursement/commercial remedies from key suppliers, where applicable Continued evaluation and improvement of engineering validation and reliability programs for products and applications Continued investments in technology to further enhance tools and processes. Improve Profitability Plan focused on review of customer and product portfolio (multi-year effort) Strategic price increases Product redesign Re-sourcing of certain components Strategic assessment of certain areas where profitability does not meet established thresholds Improve manufacturing efficiency Enhance working capital efficiency Opportunities to further increase inventory focus BUSINESS OBJECTIVES

Strengthen Business through Optimization of Business Systems and Technology Reimplementation of ERP system Supports efforts to remediate internal controls, improve processes, drive greater operational efficiencies and provide better and timelier decision making across the organization Capitalize on Key Market Trends Growth of intermittent sources of energy and aged electric grid are driving demand for generators/demand response equipment/microgrids Increasingly stringent regulations and growing efforts to reduce emissions Growth in e-commerce activity BUSINESS OBJECTIVES CONTINUED Grow the Business in the Highest Return on Investment Areas Dedicating significant R&D resources and invested in the recruitment of key management, sales and operations staff to support development and sales of higher margin, heavy-duty engines for the energy markets Leverages relationship with Weichai Obtained EPA approval for 32L, 40L and 53L gas engines and EPA emergency standby certification for 20L, 40L, and 53L diesel engines; Development and launch plans for other engines Total addressable market within power generation expands from less than $1 billion in 2018 to an expected $3-$4 billion by 2023 Allows us to serve a greater portion of the standby, demand response, microgrid, and oil and gas markets, while supporting the expansion of the range of customers

APPENDIX

NON-GAAP RECONCILIATION Financial Results for Three and Months Ended March 31, 2021 and 2020 (UNAUDITED) * See Non-GAAP Reconciliation on following slides

NON-GAAP FINANCIAL MEASURES In addition to the results provided in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) above, this presentation also includes non-GAAP (adjusted) financial measures. Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the consolidated financial statements, including the related notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included within the Company’s Form 10-Q for the three months ended March 31, 2021. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated below. The Company believes that Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA provide relevant and useful information, which is widely used by analysts, investors and competitors in its industry as well as by the Company’s management in assessing the performance of the Company. Adjusted net income (loss) is defined as net income (loss) as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance. Adjusted earnings (loss) per share is a measure of the Company’s diluted earnings (loss) per common share adjusted for the impact of special items. EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes. Adjusted EBITDA further excludes the effects of other non-cash charges and certain other items that do not reflect the ordinary earnings of the Company’s operations.   Adjusted net income (loss), Adjusted earnings (loss) per share, EBITDA, and Adjusted EBITDA are used by management for various purposes, including as a measure of performance of the Company’s operations and as a basis for strategic planning and forecasting. Adjusted net income (loss), Adjusted earnings (loss) per share, and Adjusted EBITDA may be useful to an investor because these measures are widely used to evaluate companies’ operating performance without regard to items excluded from the calculation of such measures, which can vary substantially from company to company depending on the accounting methods, the book value of assets, the capital structure and the method by which the assets were acquired, among other factors. They are not, however, intended as alternative measures of operating results or cash flow from operations as determined in accordance with U.S. GAAP.

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net loss to Adjusted net loss for the three months ended March 31, 2021 and 2020 (UNAUDITED)

NON-GAAP RECONCILIATION The following table presents a reconciliation from Loss per common share – diluted to Adjusted loss per share for the three months ended March 31, 2021 and 2020 (UNAUDITED) For the Three Months Ended March 31, 2021 2020 Loss per common share – diluted $ (0.79) $ (0.03) Stock - based compensation 1 0.01 0.01 Severance 2 0.02 — Incremental financial reporting 3 — 0.04 Internal control remediation 4 0.02 0.03 Government investigations and other legal matters 5 0.18 0.10 Discrete income tax items 6 — (0.18) Adjusted loss per share – diluted $ (0.56) $ (0.03) Diluted shares (in thousands) 22,892 22,858

NON-GAAP RECONCILIATION The following table presents a reconciliation from Net loss to EBITDA and Adjusted EBITDA for the three months ended March 31, 2021 and 2020 (UNAUDITED)

NON-GAAP RECONCILIATION 1.Amounts reflect non-cash stock-based compensation expense. 2.Amounts represent severance and other post-employment costs for certain former employees of the Company.   3.Amounts represent professional services fees related to the Company’s efforts to prepare, audit and file delinquent financial statements with the SEC, as well as tax compliance matters impacted by the restatement of prior period financial statements. The amounts exclude $0.9 million for the three months ended March 31, 2020. 4.Amounts represent professional services fees related to the Company’s efforts to remediate internal control material weaknesses including certain costs to upgrade IT systems. 5.Amounts include professional services fees for the three months ended March 31, 2021 and 2020 of $3.2 million and $1.3 million, respectively, related to costs to indemnify certain former officers and employees of the Company. The Company is obligated to pay legal costs of certain former officers and employees in accordance with Company bylaws and certain indemnification agreements. As further discussed in Note 9. Commitments and Contingencies of Part I, Item 1. Financial Statements, the Company fully exhausted its historical primary directors’ and officers’ insurance coverage in connection with these matters during the first quarter of 2020. Also included are professional services fees and reserves related to certain other legal matters. 6.Amount consists of the impact of the enactment of the CARES Act in March 2020 and a change in the deferred tax liability related to an indefinite-lived tangible asset.

THANK YOU. 201 Mittel Drive, Wood Dale, IL 60191 630.350.9400 • www.psiengines.com